SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, DC
                                      20549






                                    FORM 8-K




                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 30, 1995

                       ANGELES INCOME PROPERTIES, LTD. III
             (Exact name of registrant as specified in its charter)


           CALIFORNIA                   0-13192              95-3903984
   (State or other jurisdiction of   (Commission          (I.R.S. Employer
   incorporation or organization)   File Number)           Identification
                                                               Number)


                          One Insignia Financial Plaza
                              Post Office Box 1089
                        Greenville, South Carolina  29602
                     (Address of Principal Executive Office)


        Registrant's telephone number, including area code (864) 239-1000










Item 2.   Acquisition or Disposition of Assets

          Angeles Income Properties Ltd. III (the "Partnership") owns a 57% interest in Burlington Outlet Mall Joint Venture ("Burlington"). On October 30, 1995, Burlington lost its only investment property, Burlington Outlet Mall, located in Burlington, NC, through a foreclosure by an unaffiliated mortgage holder. The property was not generating sufficient cash flow to meet debt service requirements. The nonpayments of principal and interest constituted a default under the terms of the mortgage agreement and allowed the holder of the mortgage agreement to foreclose on the property. The Managing General Partner deemed it to be in the Partnership's best interest not to contest the foreclosure action.





Item 7. Financial Statements and Exhibits

(b)     Pro forma financial information

        Burlington Outlet Mall was foreclosed upon on October 30, 1995, by an unaffiliated mortgage holder. The following unaudited condensed balance sheet of the Partnership assumes the property had been foreclosed on at September 30, 1995.

                                              Pro Forma Balance Sheet
                                                    (Unaudited)

                                  September 30,                     September 30,
                                       1995        Pro Forma             1995
                                   As Reported    Adjustments         Pro Forma

 Cash                              $ 2,017,381                       $ 2,017,381
 Other assets                        1,177,298                         1,177,298
 Land                                1,527,024                         1,527,024
 Buildings and related
   personal property                 4,649,840                         4,649,840
 Total assets                      $ 9,371,543                       $ 9,371,543

 Accounts payable and accrued
   liabilities                     $   236,716                       $   236,716
 Notes payable                       3,460,054                         3,460,054
 Equity interest in net
   liabilities of joint ventures     8,201,271   $(1,443,524)  (1)     6,757,747
       Total liabilities            11,898,041    (1,443,524)         10,454,517

 Partners' deficit                  (2,526,498)    1,443,524   (1)    (1,082,974)

 Total liabilities and
       partners' deficit           $ 9,371,543   $        --         $ 9,371,543


(1) Represents pro forma adjustments to reflect the removal of equity interest in net liabilities of Burlington related to the foreclosure of the asset.


     The following pro forma statements of loss assume Burlington Outlet Mall had been foreclosed on as of September 30, 1995, and December 31, 1994, respectively. The following pro forma statements of loss do not reflect the gain for financial statement purposes incurred as a result of the foreclosure.

                                             Pro Forma Statements of Loss
                                                     (Unaudited)
                                              For the nine months ended
                                                  September 30, 1995

                                    As Reported   Adjustments           Pro Forma

 Total Revenue                      $ 1,256,368                       $ 1,256,368

 Operating expenses                     206,993                           206,993
 General and administrative             223,959                           223,959
 Property management fees                51,083                            51,083
 Maintenance                            135,532                           135,532
 Depreciation and amortization          505,200                           505,200
 Interest                               306,018                           306,018
 Property taxes                         124,870                           124,870
 Tenant reimbursements                 (140,653)                         (140,653)
      Total expenses                  1,413,002                         1,413,002

 Loss before equity in loss of
   joint ventures                      (156,634)                         (156,634)
 Equity in loss of joint
   ventures                            (971,055)   $  276,733    (2)     (694,322)
         Net loss                   $(1,127,689)   $  276,733          $ (850,956)
 Per limited partnership unit:
         Net loss                   $    (12.86)                       $    (9.70)
 Weighted average number of
   units                                 86,818                            86,818

(2) Represents pro forma adjustment to remove equity in the loss of Burlington as a result of the foreclosure.

                                             Pro Forma Statements of Loss
                                                     (Unaudited)
                                             For the twelve months ended
                                                  December 31, 1994

                                    As Reported   Adjustments           Pro Forma

 Total Revenue                      $ 1,601,393                       $ 1,601,393

 Operating expenses                     250,731                           250,731
 General and administrative             630,673                           630,673
 Property management fees                67,520                            67,520
 Maintenance                            160,377                           160,377
 Depreciation and amortization          662,848                           662,848
 Interest                               437,610                           437,610
 Property taxes                         150,775                           150,775
 Bad debt expense                        53,428                            53,428
 Tenant reimbursements                 (208,597)                         (208,597)
      Total expenses                  2,205,365                         2,205,365


 Loss before equity in loss of
   joint ventures and gain on sale     (603,972)                         (603,972)
 Equity in loss of joint
   venture                           (1,337,836)   $  580,451    (3)     (757,385)
 Gain on sale of property               503,972                           503,972

        Net loss                    $(1,437,836)   $  580,451         $  (857,385)
 Per limited partnership unit:
        Net loss                    $    (16.40)                      $     (9.78)
 Weighted average number of
   units                                 86,818                            86,818


(3) Represents pro forma adjustments to remove equity in the loss of Burlington as a result of the foreclosure. Certain reclassifications have been made to the 1994 balances to conform to the 1995 presentation.

                                  EXHIBIT INDEX



Exhibit

 10.14 Trustee's Deed - Made by and between William F. Potts, Jr., substitute Trustee and Kennilworth, Inc. in the matter of the foreclosure of the deed of trust executed by Burlington Outlet Partners.




                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ANGELES INCOME PROPERTIES, LTD. III

                              By:   Angeles Realty Corporation II
                                    Managing General Partner



                              By:   /s/ Carroll D. Vinson
                                    Carroll D. Vinson
                                    President



                              By:   /s/ Robert D. Long, Jr.
                                    Robert D. Long, Jr.
                                    Controller, Principal Accounting Officer


                              Date: January 22, 1996